Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

9. Income Taxes

No provision for federal or state income tax expense has been recorded for the years ended December 31, 2016, 2015 and 2014, since the Company generated net operating losses in all years.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities at December 31, 2016 and 2015 are as follows (in thousands):

	2016	2015
Deferred tax assets:
Net operating loss carryforwards	$28,271	$20,280
Income tax credit carryforwards	9,268	1,813
Accrued benefits and other	613	643
Stock-based compensation	1,221	—
Property and equipment	20	—
Intangible assets	107	125
Valuation allowance	(39,500)	(22,858)

Net deferred tax assets	—	3

Deferred tax liabilities:
Property and equipment	—	(3)

	$—	$—

The Company records a full valuation allowance against its net deferred tax assets since the Company cannot conclude that it was more likely than not that its deferred tax assets would be realized.

At December 31, 2016, the Company had federal and state income loss carryforwards of $75.7 million and $83.0 million, respectively, that begin to expire in 2032 for both federal and state purposes. Additionally, the Company has research and development credits and orphan drug credits of approximately $2.0 million and $7.3 million, respectively, available for federal purposes, which begin to expire in 2032 and 2036, respectively. The utilization of the federal net operating loss and credit carryforwards to reduce future income taxes will depend on the Company’s ability to generate sufficient taxable income prior to the expiration of the carryforwards. In addition, the utilization of the federal net operating loss and credit carryforwards may be subject to limitations under the rules regarding a change in stock ownership as determined by the Internal Revenue Code and state laws. Section 382 of the Internal Revenue Code of 1986, as amended, imposes annual limitations on the utilization of net operating loss (“NOL”) carryforwards, other tax carryforwards and certain built-in losses upon an ownership change as defined by that section. In general terms, an ownership change may result from transactions that increase the aggregate ownership of certain stockholders in the Company stock by more than 50 percentage points over a three year testing period (“Section 382 Ownership Change”). If the Company has undergone a Section 382 Ownership change, an annual limitation would be imposed on certain tax attributes of the Company, including NOL and capital loss carryforwards and certain other losses and credits. As of December 31, 2016, the Company has not performed a formal study to determine whether there are Section 382 limitations that apply and such limitations could be significant.

The difference between actual income tax rate for the years ended December 31, 2016, 2015 and 2014, and the statutory federal income tax rate are as follows:

	2016	2015	2014
	% of Pretax Earnings	% of Pretax Earnings	% of Pretax Earnings
Income tax benefit at statutory rate	34.0%	34.0%	34.0%
State income taxes, net of federal tax benefit	3.1%	3.1%	3.1%
Income tax credits	23.7%	2.6%	3.5%
Nondeductible expenses and other	(7.9)%	(1.9)%	(1.0)%
Change in valuation allowance	(52.9)%	(37.8)%	(39.6)%

Income tax expense (benefit)	0.0%	0.0%	0.0%

As of December 31, 2016 and 2015, the Company had no unrecognized tax benefits. The Company has analyzed its filing positions in all significant federal and state jurisdictions where it is required to file income tax returns, as well as open tax years in these jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local tax examinations by taxing authorities for years before 2013. No income tax returns are currently under examination by taxing authorities.